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                          SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D. C.  20549


                                       FORM 8-K
                                    CURRENT REPORT

       PURSUANT  TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                                   JANUARY 22, 1998
                   Date of report (Date of earliest event reported)

                                    ANALOGY, INC.
                (Exact name of registrant as specified in its charter)






               OREGON                      0-27752              93-0892014
  (State or other jurisdiction     (Commission File Number)   (IRS Employer
of incorporation or organization)                           Identification No.)




                                 9205 SW GEMINI DRIVE
                               PORTLAND, OREGON  97008
                (Address of principal executive offices and zip code)

                                    503-626-9700
                 (Registrant's telephone number including area code)


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ITEM 5.  OTHER EVENTS

On January 22, 1998 Analogy, Inc. (the "Company") issued a press release containing information about the Company's financial results for the quarter and the nine months ended December 31, 1997. The press release is included herein as
Exhibit 99.3.




ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

          (c)  Exhibits

               99.3   Press Release


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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: January 22, 1998


                              ANALOGY, INC.


                               By: /s/ TERRENCE A. RIXFORD
                                   -----------------------
                               Terrence A. Rixford
                               Vice President, Finance and Administration
                               (Principal Financial Officer)


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